Exhibit 99.1

PROSPECTUS SUPPLEMENT
(To Prospectus dated August 29, 2000)


                      [MARKET 2000+ HOLDRS(SM) TRUST LOGO]


                        1,000,000,000 Depositary Receipts
                          Market 2000+ HOLDRS(SM) Trust

     This prospectus supplement supplements information contained in the prospectus dated August 29, 2000 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS(SM) Trust.

     The share amounts specified in the table on page 10 of the base prospectus shall be replaced with the following:
                                                                     Primary
                                                             Share   Trading
        Name of Company                             Ticker  Amounts  Market
---------------------------------------            -------  -------  -------
AOL Time Wamer Inc.                                   AOL       6     NYSE
American International Group, Inc.                    AIG       2     NYSE
Astrazeneca p.l.c.                                    AZN       4     NYSE
AT&T Corp.                                            T         6     NYSE
AT&T Wireless Services, Inc.(1)                       AWE     1.9308  NYSE
AVAYA Inc.                                            AV      0.333   NYSE
BellSouth Corporation                                 BLS       5     NYSE
BP Amoco p.l.c.                                       BP        3     NYSE
Bristol-Myers Squibb Company                          BMY       3     NYSE
British Telecommunications p.l.c.                     BTY       2     NYSE
Cisco Systems, Inc.                                   CSCO      3     Nasdaq NMS
Citigroup Inc.                                        C         3     NYSE
The Coca-Cola Company                                 KO        3     NYSE
Dell Computer Corporation                             DELL      5     Nasdaq NMS
Deutsche Telekom AG                                   DT        5     NYSE
Eli Lilly and Company                                 LLY       2     NYSE
EMC Corporation                                       EMC       2     NYSE
Exxon Mobil Corporation(2)                            XOM       4     NYSE
France Telecom                                        FTE       2     NYSE
General Electric Company                              GE        3     NYSE
GlaxoSmithKline p.1.c.                                GSK       3     NYSE
Hewlett-Packard Company                               HWP       4     NYSE
Home Depot, Inc.                                      HD        4     NYSE
Intel Corporation                                     INTC      2     Nasdaq NMS
International Business Machines Corporation           IBM       2     NYSE
JDS Uniphase Corporation                              JDSU      2     Nasdaq NMS
Johnson & Johnson                                     JNJ       4     NYSE
LM Ericsson Telephone Company                         ERICY     9     Nasdaq NMS
Lucent Technologies Inc.                              LU        4     NYSE
McDATA Corporation                                    MCDTA    0.076  NYSE
MCI Group                                             MCIT     0.20  Nasdaq NMS
Merck & Co., Inc.                                     MRK       3     NYSE
Microsoft Corporation                                 MSFT      3     Nasdaq NMS
Morgan Stanley Dean Witter & Co.                      MWD       2     NYSE

                                                   (continued on following page)

                                                               Primary
                                                    Share      Trading
        Name of Company                    Ticker  Amounts     Market
---------------------------------         -------  -------    --------
Nokia Corp.                                 NOK       4        NYSE
Nortel Networks Corporation                 NT        2        NYSE
Novartis AG                                 NVS       5        NYSE
Oracle Corporation                          ORCL      4        Nasdaq NMS
Pfizer Inc.                                 PFE       4        NYSE
Qwest Communications International Inc.     Q         4   .    NYSE
Royal Dutch Petroleum Company               RD        3        NYSE
SBC Communications Inc.                     SBC       4        NYSE
Sony Corporation                            SNE       2        NYSE
Sun Microsystems, Inc.                      SUNW      4        Nasdaq NMS
Syngenta AG                                 SYT       1.039    NYSE
Texas Instruments Incorporated              TXN       3        NYSE
Total Fina Elf S.A.                         TOT       2        NYSE
Toyota Motor Corporation                    TM        2        NYSE
Verizon Communications                      VZ        4        NYSE
Viacom Inc.-CI B                            VIA.B     3        NYSE
Vodafone Airtouch p.l.c.                    VOD       5        NYSE
Wal-Mart Stores Inc.                        WMT       4        NYSE
WorldCom Group                              WCOM      5        Nasdaq NMS
Zimmer Holdings, Inc.(3)                    ZMH       0.3      NYSE

(1) On July 12, 2001, AT&T Corp. completed its spin-off of AT&T Wireless Services, Inc. As a result, AT&T distributed 0.3216 share of AT&T Wireless Services common stock for each share of AT&T. The share amount of AT&T Wireless represented by a round-lot 100 Market 2000+ HOLDRS is 1.9308. For more information, please see the description of AT&T Wireless Services in Annex A of this prospectus supplement.

(2) Exxon Mobil Corporation has announced a 2-for-1 stock split on its common stock payable to shareholders of record as of June 20, 2001. Exxon Mobil will begin trading on a split-adjusted basis on July 19, 2001. As of July 23, 2001, the share amount of Exxon Mobil, represented by a round-lot of 100 Market 2000+ HOLDRS, will be 4.

(3) On August 10, 2001, Bristol Myers Squibb Company completed its spin-off of Zimmer Holdings, Inc. As a result, Bristol Myers Squibb distributed 0.1 share of Zimmer Holdings common stock for each share of Bristol Myers Squibb. The share amount of Zimmer Holdings represented by a round lot of 100 Market 2000+ HOLDRS is 0.3. For more information, please see the description of Zimmer Holdings in Annex A of this prospectus supplement.

     The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

                                                   (continued on following page)

                                     ANNEX A


                       AT&T WIRELESS SERVICES, INC. (AWE)

     AT&T Wireless Services, Inc. is a provider of wireless voice and data services using time division multiple access (TDMA), analog and cellular digital packet data (CDPD) technologies. AT&T Wireless Services seeks to provide wireless services and to expand its customer base and revenue stream by attracting subscribers who are heavy users of communication services. AT&T Wireless Services and its affiliates and partners hold licenses that allow them to provide wireless services to the vast majority of the United States population. It supplements its operations with agreements that allow its subscribers to use other providers' wireless services in regions where it does not have operations. AT&T Wireless Services was spun-off from AT&T Corp. in July 2001.

             Closing              Closing                Closing               Closing             Closing             Closing
 1996         Price      1997      Price        1998      Price        1999     Price      2000     Price     2001      Price
 ----         -----      ----      -----        ----      -----        ----     -----      ----     -----     ----      -----
January         *        January     *         January     *         January     *       January     *       January    25.97
February        *        February    *         February    *         February    *       February    *       February   21.01
March           *        March       *         March       *         March       *       March       *       March      19.18
April           *        April       *         April       *         April       *       April      31.94    April      20.10
May             *        May         *         May         *         May         *       May        28.56    May        17.90
June            *        June        *         June        *         June        *       June       27.78    June       16.35
July            *        July        *         July        *         July        *       July       27.50    July       18.69
August          *        August      *         August      *         August      *       August     26.08    August     15.50
September       *        September   *         September   *         September   *       September  20.75    September  14.94
October         *        October     *         October     *         October     *       October    24.94
November        *        November    *         November    *         November    *       November   18.00
December        *        December    *         December    *         December    *       December   17.31


                           ZIMMER HOLDINGS, INC. (ZMH)

     Zimmer Holdings, Inc. is engaged in the design, development, manufacturing and marketing of orthopedic reconstructive implants and fracture management products. Orthopedic reconstructive implants restore joint function lost due to disease or trauma in joints such as knees, hips, shoulders and elbows. Fracture management products are devices used primarily to reattach or stabilize damaged bone and tissue to support the body's natural healing process. Zimmer Holdings also manufactures and markets other products relating to orthopedic and general surgery. Zimmer Holdings was spun-off from Bristol-Myers Squibb Company in August 2001.

             Closing              Closing                Closing               Closing             Closing             Closing
 1996         Price      1997      Price        1998      Price        1999     Price      2000     Price     2001      Price
 ----         -----      ----      -----        ----      -----        ----     -----      ----     -----     ----      -----
January         *        January     *         January     *         January     *       January     *       January      *
February        *        February    *         February    *         February    *       February    *       February     *
March           *        March       *         March       *         March       *       March       *       March        *
April           *        April       *         April       *         April       *       April       *       April        *
May             *        May         *         May         *         May         *       May         *       May          *
June            *        June        *         June        *         June        *       June        *       June         *
July            *        July        *         July        *         July        *       July        *       July         *
August          *        August      *         August      *         August      *       August      *       August     27.20
September       *        September   *         September   *         September   *       September   *       September  27.75
October         *        October     *         October     *         October     *       October     *
November        *        November    *         November    *         November    *       November    *
December        *        December    *         December    *         December    *       December    *



         The date of this prospectus supplement is September 30, 2001.